Exhibit 10.3

Execution Version

PLEDGE AGREEMENT

THIS PLEDGE AGREEMENT is made as of December 31, 2018 (the “Agreement”), among Workhorse Group Inc., a Nevada corporation, Workhorse Technologies Inc., an Ohio corporation, Workhorse Properties Inc., an Ohio corporation, Workhorse Motor Works Inc., an Indiana corporation, and Surefly, Inc., a Delaware corporation (each a “Pledgor” and, collectively, the “Pledgors”) and Wilmington Trust National Association, in its capacity as agent (the “Agent”) for the Lenders (as defined below) (in such capacity, together with its successors and assigns, the “Pledgee”).

WHEREAS:

A. Pursuant to that certain Credit Agreement, dated as of the date hereof (as amended, restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”), by and among Workhorse Group Inc., a Nevada corporation (the “Borrower”), the financial institutions from time to time party thereto (collectively, with their permitted successors and assignees, the “Lenders”) and Pledgee, the Lenders have agreed to provide certain financial accommodations to the Borrower;

B. Each Pledgor legally and beneficially owns the interests specified on Exhibit A hereto and the corporations, limited liability companies and other entities set forth on Exhibit A and each other corporation or other entity, the stock or other equity interests and securities of which are owned or acquired by such Pledgor and described on a supplement to Exhibit A from time to time delivered by any Pledgor, and otherwise satisfactory to the Agent and the Required Lenders, are referred to herein collectively as the “Pledged Entities”, and each a “Pledged Entity”; provided that the Pledgor represents and warrants that, as of the date hereof, the Pledged Entities specified on Exhibit A are the only Pledged Entities.

C. Pursuant to a Security Agreement dated as of the date hereof by and among the Pledgors and the Pledgee (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “Security Agreement”), each of the Pledgors has granted the Pledgee, for its benefit and the benefit of the Lenders, a first priority security interest in, lien upon and pledge of all of such Pledgor’s rights in such Pledgor’s Collateral (as defined in the Security Agreement and the other Collateral Documents).

D. To induce the Lenders to enter into the Credit Agreement and to make the financial accommodations available to the Borrower under the Credit Agreement, and in order to secure the payment and performance by the Borrower of the Obligations, each Pledgor has agreed to pledge to the Pledgee, for its benefit and the benefit of the Lenders, all of the capital stock and other equity interests and securities (the “Pledged Equity”) of the Pledged Entities now or hereafter owned or acquired by such Pledgor to secure the Obligations.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to provide certain financial accommodations under the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby agrees with the Pledgee as follows:

1. Defined Terms. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings given them in the Credit Agreement.

2. Pledge.

(a) Each Pledgor hereby pledges, assigns, hypothecates, transfers, delivers and grants to the Pledgee, for its benefit and the benefit of the Lenders, a first priority lien on and perfected security interest in (i) all of the Pledged Equity and other equity interests of the Pledged Entities now owned or hereafter acquired by such Pledgor (collectively, the “Pledged Interests”), (ii) any other shares of Pledged Equity hereafter pledged or referred to be pledged to Pledgee pursuant to this Agreement; (iii) all “investment property” as such term is defined in §9-102(a)(49) of the UCC (as defined below) with respect thereto; (iv) any “security entitlement” as such term is defined in § 8-102(a)(17) of the UCC with respect thereto; (v) all books and records relating to the foregoing; and (vi) all Accessions and Proceeds (as each is defined in the UCC) of the foregoing, including, without limitation, all distributions (cash, stock or otherwise), dividends, stock dividends, securities, cash, instruments, rights to subscribe, purchase or sell, and other property, rights and interest that such Pledgor is at any time entitled to receive or is otherwise distributed in respect of, or in exchange for, any or all of the Pledged Collateral (as defined below), and without affecting the obligations of any Pledgor under any provision of the Security Agreement, in the event of any consolidation or merger in which any Pledgor is not the surviving corporation, all shares of each class of the Pledged Equity of the successor entity formed by or resulting from such consolidation or merger (the collateral described in clauses (i) through (vi) of this Section 2 being collectively referred to as the “Pledged Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations. All of the Pledged Interests now owned by any Pledgor which are presently represented by certificates are listed on Exhibit A hereto, which certificates, with undated assignments separate from certificates or stock/membership interest powers duly executed in blank by such Pledgor and irrevocable proxies, are being delivered to the Pledgee simultaneously herewith. Upon the creation or acquisition of any new Pledged Interests, each Pledgor shall execute a supplement to Exhibit A (a “Pledge Supplement”) and deliver such Pledge Supplement to the Pledgee and the Lenders. Any Pledged Collateral described in a Pledge Supplement delivered by any Pledgor shall thereafter be deemed to be listed on Exhibit A hereto. The Pledgee shall maintain possession and custody of the certificates representing the Pledged Interests and any additional Pledged Collateral.

(b) Each Pledged Interest consisting of either (i) a membership interest in a Person that is a limited liability company or (ii) a partnership interest in a Person that is a partnership (if any), in the case of clauses (i) and (ii), (x) is not and will not be evidenced by a certificate and (y) is not and will not be deemed a “security” governed by Article 8 of the UCC.

3. Representations and Warranties of Pledgors. Each Pledgor represents and warrants to the Pledgee, and covenants to the Pledgee, that:

(a) Exhibit A sets forth (i) the authorized capital stock and other equity interests of each Pledged Entity, (ii) the number of shares of capital stock and other equity interests of each Pledged Entity that are issued and outstanding as of the date hereof and (iii) the percentage of the issued and outstanding shares of capital stock and other equity interests of each Pledged Entity held by such Pledgor. Such Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Interests of such Pledgor, and such shares are and will remain free and clear of all pledges, liens, security interests and other encumbrances and restrictions whatsoever, except the liens and security interests in favor of the Pledgee created by this Agreement (other than Liens in favor of Arosa Opportunistic Fund LP, which shall be released on the Closing Date) and Permitted Liens;

(b) Except as set forth on Exhibit A, there are no outstanding options, warrants or other similar agreements with respect to the Pledged Interests or any of the other Pledged Collateral;

(c) This Agreement is the legal, valid and binding obligation of each Pledgor, enforceable against such Pledgor in accordance with its terms except to the extent that such enforceability is subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance and moratorium laws and other laws of general application affecting enforcement of creditors’ rights generally, or the availability of equitable remedies, which are subject to the discretion of the court before which an action may be brought;

(d) The Pledged Interests have been duly and validly authorized and issued, are fully paid and non-assessable, and the Pledged Interests listed on Exhibit A constitute all of the issued and outstanding capital stock or other equity interests of the Pledged Entities;

(e) No material consent, approval or authorization of or designation or filing with any governmental or regulatory authority on the part of any Pledgor is required in connection with the pledge and security interest granted under this Agreement (other than (i) any consent or approval which has been obtained and is in full force and effect and (ii) recordings and filings in connection with the Liens granted to the Agent under the Collateral Documents);

(f) The execution, delivery and performance of this Agreement will not violate (i) any material provision of any Applicable Law, (ii) in any material respect any order, judgment, writ, award or decree of any court, arbitrator or governmental authority, which are applicable to any Pledgor, (iii) the articles or certificate of incorporation, certificate of formation, bylaws or any other similar organizational documents of any Pledgor or any Pledged Entity or of any securities issued by any Pledgor or any Pledged Entity, (iv) in any material respect any mortgage, indenture, lease, contract, or other agreement, instrument or undertaking to which any Pledgor or any Pledged Entity is a party or which is binding upon any Pledgor or any Pledged Entity or upon any of the assets of any Pledgor or any Pledged Entity, and will not result in the creation or imposition of any lien, charge or encumbrance on or security interest in any of the assets of any Pledgor or any Pledged Entity, except as otherwise contemplated by this Agreement;

(g) The pledge, assignment and delivery of the Pledged Interests and the other Pledged Collateral pursuant to this Agreement creates a valid lien on and perfected security interest in such Pledged Interests and Pledged Collateral and the proceeds thereof in favor of the Pledgee, subject to no prior pledge, lien, mortgage, hypothecation, security interest, charge, option or encumbrance, other than Permitted Liens, or to any agreement purporting to grant to any third party a security interest in the property or assets of Pledgor which would include the Pledged Interests or any other Pledged Collateral (other than Liens in favor of Arosa Opportunistic Fund LP, which shall be released simultaneously with the funding of the Loans on the Closing Date). Until this Agreement is terminated pursuant to Section 11 hereof, each Pledgor covenants and agrees that it will defend, for the benefit of the Pledgee, the Pledgee’s right, title and security interest in and to the Pledged Interests, the other Pledged Collateral and the proceeds thereof against the claims and demands of all other persons or entities; and

(h) No Pledgor nor any Pledged Entity (i) will become a person whose property or interests in property are blocked or subject to blocking pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49079(2001)), (ii) will engage in any dealings or transactions prohibited by Section 2 of such executive order, or (iii) will otherwise become a person on the list of Specially Designated Nationals and Blocked Persons or a target of limitations or prohibitions under any other Office of Foreign Asset Control regulation or executive order.

4. Dividends, Distributions, Etc. If, prior to the Payment in Full of the Obligations, any Pledgor shall receive any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital, or issued in connection with any reorganization, merger or consolidation), or any options or rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests or otherwise, such Pledgor agrees, in each case, to accept the same as the Pledgee’s agent and to hold the same in trust for the Pledgee, and to deliver the same promptly (but in any event within five (5) Business Days of receipt) to Pledgee in the exact form received, with the endorsement of such Pledgor when necessary and/or with appropriate undated assignments separate from certificates or stock powers duly executed in blank, to be held by the Pledgee subject to the terms hereof, as additional Pledged Collateral. The applicable Pledgor shall promptly deliver to the Pledgee (i) a Pledge Supplement with respect to such additional certificates, and (ii) any financing statements or amendments to financing statements as requested by the Pledgee. Each Pledgor hereby authorizes the Pledgee to attach each such Pledge Supplement to this Agreement. Except as provided in Section 5(b) below, all sums of money and property so paid or distributed in respect of the Pledged Interests which are received by any Pledgor shall, until paid or delivered to the Pledgee, be held by each Pledgor in trust as additional Pledged Collateral.

5. Voting Rights: Dividends: Certificates.

(a) So long as no Event of Default has occurred and is continuing, each Pledgor shall be entitled (subject to the other provisions hereof, including, without limitation, Section 8 below) to exercise its voting and other consensual rights with respect to the Pledged Interests and otherwise exercise the incidents of ownership thereof in any manner not inconsistent with this Agreement, the Credit Agreement and/or any of the other Loan Documents. Each Pledgor hereby grants to the Pledgee or its nominee, an irrevocable proxy to exercise all voting, corporate and limited liability company rights relating to the Pledged Interests in any instance, which proxy shall be effective, at the discretion of the Pledgee (as determined, and to be exercised, at the direction of the Required Lenders), upon the occurrence and during the continuance of an Event of Default so long as the Pledgee has notified the relevant Pledgor or Pledgors of its intent to exercise its voting power under this clause prior to the exercise thereof. Upon the request of the Pledgee at any time, each Pledgor agrees to deliver to the Pledgee such further evidence of such irrevocable proxy or such further irrevocable proxies to vote the Pledged Interests as the Pledgee may reasonably request.

(b) So long as no Event of Default shall have occurred and be continuing, each Pledgor shall be entitled to receive cash dividends or other distributions made in respect of the Pledged Interests, to the extent permitted to be made pursuant to the terms of the Credit Agreement. Upon the occurrence and during the continuance of an Event of Default, in the event that any Pledgor, as record and beneficial owner of the Pledged Interests, shall have received or shall have become entitled to receive, any cash dividends or other distributions in the ordinary course, such Pledgor shall deliver to the Pledgee, and the Pledgee shall be entitled to receive and retain, for the benefit of the Pledgee and the Lenders, all such cash or other distributions as additional security for the Obligations.

(c) Subject to any sale or other disposition by the Pledgee of the Pledged Interests, any other Pledged Collateral or other property pursuant to this Agreement, upon the Payment in Full and the termination of this Agreement pursuant to Section 11 hereof, the liens and security interests hereby granted shall automatically terminate and all rights to the Pledged Interests, the other Pledged Collateral and any other property then held as part of the Pledged Collateral in accordance with the provisions of this Agreement shall revert to the applicable Pledgor and the Pledgee, promptly following such termination, will deliver possession of the Pledged Interests, the other Pledged Collateral and any other property then held as part of the Pledged Collateral to the applicable Pledgor or to such other persons or entities as shall be legally entitled thereto.

(d) Each Pledgor shall cause all Pledged Interests (other than the Pledged Interests consisting of limited liability company or partnership interests) to be certificated at all times while this Agreement is in effect.

6. Rights of Pledgee. Pledgee shall not be liable for failure to collect or realize upon the Obligations or any collateral security or guaranty therefor, or any part thereof, or for any delay in so doing, nor shall Pledgee be under any obligation to take any action whatsoever with regard thereto. Any or all of the Pledged Interests held by Pledgee hereunder may, if an Event of Default has occurred and is continuing and so long as the Pledgee has notified the relevant Pledgor or Pledgors of its intent to exercise its power of registration under this sentence prior to the exercise thereof, be registered in the name of Pledgee or its nominee, and Pledgee or its nominee may thereafter without notice exercise (at the direction of the Required Lenders) all voting and corporate rights at any meeting with respect to any Pledged Entity and exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to any of the Pledged Interests as if it were the absolute owner thereof, including, without limitation, the right to vote in favor of, and to exchange at its discretion (at the direction of the Required Lenders) any and all of the Pledged Interests upon the merger, consolidation, reorganization, recapitalization or other readjustment with respect to any Pledged Entity or upon the exercise by any Pledged Entity, any Pledgor or Pledgee of any right, privilege or option pertaining to any of the Pledged Interests, and in connection therewith, to deposit and deliver any and all of the Pledged Interests with any committee, depository, transfer agent, registrar or other designated agency upon such terms and conditions as Pledgee may reasonably determine, all without liability except to account for property actually received by Pledgee, but Pledgee shall have no duty to exercise any of the aforesaid rights, privileges or options and shall not be responsible for any failure to do so or delay in so doing.

7. Remedies. Upon the occurrence and during the continuance of an Event of Default, the Pledgee may (and, at the direction of the Required Lenders, shall) exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it to the fullest extent permitted by the Applicable Law, all the rights and remedies of a secured party under the Uniform Commercial Code (“UCC”) of the jurisdiction applicable to the affected Pledged Collateral from time to time. Without limiting the foregoing, the Pledgee may (and, at the direction of the Required Lenders, shall), without demand of performance or other demand, advertisement or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon any Pledgor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), upon the occurrence and during the continuance of an Event of Default forthwith collect, receive, appropriate and realize upon the Pledged Collateral, or any part thereof, and/or may forthwith date and otherwise fill in the blanks on any assignments separate from certificates or stock power or otherwise sell, assign, give an option or options to purchase, contract to sell or otherwise dispose of and deliver said Pledged Collateral, or any part thereof, in one or more portions at one or more public or private sales or dispositions, at any exchange or broker’s board or at any of the Pledgee’s offices or elsewhere upon such terms and conditions as the Pledgee may deem advisable and at such prices as it may deem best, for any combination of cash and/or securities or other property or on credit or for future delivery without assumption of any credit risk, with the right of the Pledgee or any Lender (or the designee of any of them) upon any such sale, public or private, to purchase the whole or any part of said Pledged Collateral so sold, free of any right or equity of redemption of any Pledgor, which right or equity is hereby expressly waived or released. The Pledgee (at the direction of the Required Lenders) shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization, sale or disposition, after deducting all costs and expenses of every kind incurred therein or incidental to the safekeeping of any and all of the Pledged Collateral or in any way relating to the rights of the Pledgee hereunder, including reasonable attorneys’ fees and legal expenses, to the payment, in whole or in part, of the Obligations, in such order as the Pledgee (at the direction of the Required Lenders) may elect. The Pledgor shall remain liable for any deficiency remaining unpaid after such application. Only after so paying over such net proceeds and after the payment by the Pledgee (at the direction of the Required Lenders) of any other amount required by any provision of law, including, without limitation, Section 9-608 of the UCC, need the Pledgee (at the direction of the Required Lenders) account for the surplus, if any, to any Pledgor. Each Pledgor agrees that the Pledgee need not give more than ten (10) days’ notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to any Pledgor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. Notwithstanding any provision in any operating agreement or shareholder agreement of any issuer of the Pledged Collateral or any other Applicable Law to the contrary, the undersigned constituting all of the members and/or shareholders of each issuer hereby acknowledge that such member and/or shareholder, as applicable, may pledge to the Pledgee all of such member’s and/or shareholder’s right, title and interest in such issuer, and upon foreclosure the successful bidder (which may include the Pledgee or any Lender) will be deemed admitted as a member and/or shareholder, as applicable, of such issuer, and will automatically succeed to all of such pledged right, title and interest, including without limitation such members’ and/or shareholder’s limited liability company and equity interests, right to vote and participate in the management and business affairs of the issuer, right to a share of the profits and losses of the issuer and right to receive distributions from the issuer.

8. No Disposition, Etc. Until the irrevocable Payment in Full of the Obligations, each Pledgor agrees that it will not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Pledged Interests or any other Pledged Collateral, nor will any Pledgor create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Pledged Interests or any other Pledged Collateral, or any interest therein, or any proceeds thereof, except for the lien and security interest of the Pledgee provided for by this Agreement, the Security Agreement, the other Collateral Documents and Permitted Liens.

9. Sale of Pledged Interests.

(a) Each Pledgor recognizes that the Pledgee may be unable to effect a public sale or disposition (including, without limitation, any disposition in connection with a merger of a Pledged Entity) of any or all the Pledged Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, but may be compelled to resort to one or more private sales or dispositions thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale or disposition may result in prices and other terms (including the terms of any securities or other property received in connection therewith) less favorable to the seller than if such sale or disposition were a public sale or disposition and each Pledgor agrees that it is not commercially unreasonable for the Pledgee to engage in any such private sales or dispositions under such circumstances. The Pledgee shall be under no obligation to delay a sale or disposition of any of the Pledged Interests in order to permit any Pledgor or any Pledged Entity to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if such Pledgor or such Pledged Entity would agree to do so.

(b) Each Pledgor further agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such sales or dispositions of the Pledged Interests valid and binding and in compliance with any and all Applicable Laws having jurisdiction over any such sales or dispositions, all at such Pledgor’s expense; provided that no Pledgor shall have any obligation to register the Pledged Interests as securities under the Securities Act of 1933, as amended, or the applicable state securities laws solely by virtue of this Section 9(b). Each Pledgor further agrees that a breach of any of the covenants contained in Sections 4, 5(a), 5(b), 8, 9 and 23 will cause irreparable injury to the Pledgee and the Lenders and that the Pledgee and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, agrees, without limiting the right of the Pledgee or the Lenders to seek and obtain specific performance of other obligations of such Pledgor contained in this Agreement, that each and every covenant referenced above shall be specifically enforceable against such Pledgor, and such Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred and is continuing.

(c) Each Pledgor further agrees not to exercise any and all rights of subrogation it may have against a Pledged Entity upon the sale or disposition of all or any portion of the Pledged Collateral by the Pledgee pursuant to the terms of this Agreement until the termination of this Agreement in accordance with Section 11 below.

10. No Waiver; Cumulative Remedies. The Pledgee shall not by any act, delay, omission or otherwise be deemed to have waived any of its remedies hereunder, and no waiver by the Pledgee shall be valid unless in writing and signed by the Pledgee, and then only to the extent therein set forth. A waiver by the Pledgee of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Pledgee would otherwise have on any further occasion. No course of dealing between any Pledgor and the Pledgee and no failure to exercise, nor any delay in exercising on the part of the Pledgee or the Lenders of, any right, power or privilege hereunder or under the other Loan Documents shall impair such right or remedy or operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided are cumulative and may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law or in the Credit Agreement.

11. Termination. This Agreement and the Liens and security interests granted hereunder shall automatically terminate upon the Payment in Full of the Obligations and the Pledgee, at the Pledgors’ sole cost and expense, shall promptly following such termination return any Pledged Interests or other Pledged Collateral then held by the Pledgee in accordance with the provisions of this Agreement to the appropriate Pledgor.

12. Possession of Collateral. Beyond the exercise of reasonable care to assure the safe custody of the Pledged Interests in the physical possession of the Pledgee pursuant hereto, neither the Pledgee, nor any nominee of the Pledgee, shall have any duty or liability to collect any sums due in respect thereof or to protect, preserve or exercise any rights pertaining thereto (including any duty to ascertain or take action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to the Pledged Collateral and any duty to take any necessary steps to preserve rights against any parties with respect to the Pledged Collateral), and shall be relieved of all responsibility for the Pledged Collateral upon surrendering such Pledged Collateral to any Pledgor. Each Pledgor assumes the responsibility for being and keeping itself informed of the financial condition of each Pledged Entity and of all other circumstances bearing upon the risk of non-payment of the Obligations, and the Pledgee shall have no duty to advise any Pledgor of information known to the Pledgee regarding such condition or any such circumstance. The Pledgee shall have no duty to inquire into the powers of a Pledged Entity or its officers, directors, managers, members, partners or agents thereof acting or purporting to act on its behalf.

13. Pledgee Appointed Attorney-In-Fact. Each Pledgor hereby irrevocably appoints the Pledgee as such Pledgor’s attorney-in-fact, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time in the Pledgee’s discretion, to take any action and to execute any instrument that the Pledgee deems reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, to receive, endorse and collect all instruments made payable to such Pledgor representing any dividend, interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same, when and to the extent permitted by this Agreement; provided that the power of attorney granted hereunder shall only be exercised by the Pledgee after the occurrence and during the continuance of an Event of Default.

14. Governing Law; Jurisdiction; Service of Process; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT’S OPTION (AT THE DIRECTION OF THE REQUIRED LENDERS), IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH LOAN PARTY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH LOAN PARTY HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH OF THE PLEDGORS, THE AGENT AND THE LENDERS EACH HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT, ANY NOTE, ANY OTHER LOAN DOCUMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH OR THEREWITH OR ARISING FROM ANY LENDING RELATIONSHIP EXISTING IN CONNECTION WITH ANY OF THE FOREGOING, AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

15. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile, .pdf or similar electronically transmitted signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

16. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

17. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

18. ENTIRE AGREEMENT; AMENDMENTS. THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, SUPERSEDES ALL OTHER PRIOR ORAL OR WRITTEN AGREEMENTS BETWEEN ANY PLEDGOR, THE PLEDGEE, THEIR AFFILIATES AND PERSONS ACTING ON THEIR BEHALF WITH RESPECT TO THE MATTERS DISCUSSED HEREIN, AND THIS AGREEMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AND THE OTHER INSTRUMENTS REFERENCED HEREIN AND THEREIN, CONTAINS THE ENTIRE UNDERSTANDING OF THE PARTIES WITH RESPECT TO THE MATTERS COVERED HEREIN AND THEREIN AND, EXCEPT AS SPECIFICALLY SET FORTH HEREIN OR THEREIN, NEITHER THE PLEDGEE NOR ANY PLEDGOR MAKES ANY REPRESENTATION, WARRANTY, COVENANT OR UNDERTAKING WITH RESPECT TO SUCH MATTERS. AS OF THE DATE OF THIS AGREEMENT, THERE ARE NO UNWRITTEN AGREEMENTS BETWEEN THE PARTIES WITH RESPECT TO THE MATTERS DISCUSSED HEREIN. EXCEPT AS SET FORTH IN SECTION 2(A) HEREOF, NO PROVISION OF THIS AGREEMENT MAY BE AMENDED, MODIFIED OR SUPPLEMENTED OTHER THAN BY AN INSTRUMENT IN WRITING SIGNED BY THE PLEDGORS AND THE PLEDGEE.

19. Notices. All notices, approvals, requests, demands and other communications hereunder shall be delivered or made in the manner set forth in, and shall be effective in accordance with the terms of, the Security Agreement.

20. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. No Pledgor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Pledgee. The Pledgee may assign its rights hereunder (a) without the consent of the Pledgors to any Eligible Assignee or (b) with the Pledgors’ consent (not to be unreasonably withheld, conditioned or delayed) to any other Person acceptable to the Required Lenders and the Pledgee; provided that the Pledgors’ consent under this clause (b) shall not be required if an Event of Default has occurred and is then continuing, and in each event such assignee shall be deemed to be the Pledgee hereunder with respect to such assigned rights.

21. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person or entity.

22. Survival. All representations, warranties, covenants and agreements of each Pledgor and the Pledgee shall survive the execution and delivery of this Agreement.

23. Further Assurances. Each Pledgor agrees that it will, at any time and from time to time upon the reasonable written request of the Pledgee, execute and deliver all assignments separate from certificates or stock powers, financing statements and such further documents and do such further acts and things as the Pledgee may reasonably request consistent with the provisions hereof in order to carry out the intent and accomplish the purpose of this Agreement and the consummation of the transactions contemplated hereby.

24. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

25. Pledgee Authorized. Each Pledgor hereby authorizes the Pledgee to file one or more financing or continuation statements and amendments thereto (or similar documents required by any laws of any applicable jurisdiction) relating to all or any part of the Pledged Interests or other Pledged Collateral without the signature of such Pledgor.

26. Pledgor Acknowledgement. Each Pledgor acknowledges receipt of an executed copy of this Agreement. Each Pledgor waives the right to receive any amount that it may now or hereafter be entitled to receive (whether by way of damages, fine, penalty, or otherwise) by reason of the failure of the Pledgee to deliver to any Pledgor a copy of any financing statement or any statement issued by any registry that confirms registration of a financing statement relating to this Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed and delivered on the date first above written.

PLEDGORS:

WORKHORSE GROUP Inc.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

WORKHORSE TECHNOLOGIES INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

WORKHORSE PROPERTIES INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

WORKHORSE MOTOR WORKS INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

SUREFLY, INC.

By:	/s/ Duane A. Hughes
Name:	Duane A. Hughes
Title:	CEO

[Signature Page to Pledge Agreement]

PLEDGEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Agent

By:	/s/ Jamie Roseberg
Name:	Jamie Roseberg
Title:	Banking Officer

[Signature Page to Pledge Agreement]

ACKNOWLEDGEMENT

Notwithstanding anything to the contrary contained in any operating agreement, shareholder agreement, organizational document or business corporation or limited liability company law of the state of formation of any Pledged Entity, each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing Pledge Agreement, (ii) agrees promptly to note on its books and records the grant of the security interest in the stock or other equity interests of the undersigned as provided in such Pledge Agreement, (iii) acknowledges that any member and/or shareholder of any Pledged Entity may pledge, grant a security interest in, or hypothecate all or a portion of such member’s and/or shareholder’s right, title and interest in such Pledged Entity and upon foreclosure the successful bidder (which may include the Agent, any Lender or any such party’s designee) will be deemed admitted as a member and/or shareholder, as applicable, of such Pledged Entity and will automatically succeed to all of such pledged right, title and interest, including, without limitation, such member’s and/or shareholder’s equity interests, right to vote and participate in the management and business affairs of the Pledged Entity, right to a share of the profits and losses of the Pledged Entity and right to receive distributions from the Pledged Entity; (iv) waives any restrictions on the Pledgee’s ability and/or right to sell any equity interests in such Pledged Entity in accordance with the Pledge Agreement, (v) consents to the transactions contemplated by the foregoing Pledge Agreement; (vi) waives any and all obligations of the members and/or shareholders of any Pledged Entity to notify such Pledged Entity’s other members and/or shareholders of any of the actions set forth in the foregoing clause “(iii)” (each, a “Transfer”), (vii) waives any and all rights of first refusal in connection with any Transfer and (viii) acknowledges that no stock or membership interest certificate shall require that any restrictive legend be included thereon, including without limitation, any legend restricting the sale, pledge, hypothecation or other transfer of the equity interests evidenced by such certificate.

Dated: December 31, 2018

[Signature page follows.]

PLEDGED ENTITIES:

WORKHORSE GROUP Inc.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

WORKHORSE TECHNOLOGIES INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

WORKHORSE PROPERTIES INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

WORKHORSE MOTOR WORKS INC.

By:	/s/ Stephen S. Burns
Name:	Stephen S. Burns
Title:	CEO

SUREFLY, INC.

By:	/s/ Duane A. Hughes
Name:	Duane A. Hughes
Title:	CEO

Exhibit A

SUBJECT SECURITIES

Pledged Entity	Pledgor	Percentage of Ownership	Shares	Certificate Number(s)
Workhorse Technologies Inc.	Workhorse Group Inc.	100%	1,000	WT-001
Workhorse Motor Works Inc	Workhorse Group Inc.	100%	200	WMW-001
Workhorse Properties Inc.	Workhorse Group Inc.	100%	1,000	WP-001
Surefly, Inc.	Workhorse Technologies Inc.	100%	1,000	C-001